


                                                 Commerce Bancorp, Inc. and Subsidiaries
                                                       Consolidated Balance Sheets
                                                               (unaudited)


----------------------------------------------------------------------------------------------------------------------------------
                                                                     March 31,          December 31,               March 31,
                                                                    --------------------------------------------------------------
                (dollars in thousands)                                 2005          2004       % Change      2004      % Change
----------------------------------------------------------------------------------------------------------------------------------

Assets          Cash and due from banks                             $1,066,051    $ 1,050,806          1 % $  971,897        10 %
                Federal funds sold                                      10,000              0          0       56,000       (82)
                                                                    --------------------------------------------------------------
                              Cash and cash equivalents              1,076,051      1,050,806          2    1,027,897         5
                Loans held for sale                                     64,087         44,072         45       34,934        83
                Trading securities                                     206,113        169,103         22      234,359       (12)
                Securities available for sale                        7,950,643      8,044,150         (1)  11,972,943       (34)
                Securities held to maturity                         11,292,995     10,463,658          8    2,871,593       293
                Loans:
                            Commercial real estate:
                               Investor developer                    1,553,908      1,455,891          7    1,236,862        26
                               Residential construction                225,239        206,924          9      144,326        56
                                                                    --------------------------------------------------------------
                                                                     1,779,147      1,662,815          7    1,381,188        29
                            Commercial loans:
                               Term                                  1,376,663      1,283,476          7    1,071,736        28
                               Line of credit                        1,221,096      1,168,542          4      960,080        27
                               Demand                                        0              0          0        1,080      (100)
                                                                    --------------------------------------------------------------
                                                                     2,597,759      2,452,018          6    2,032,896        28
                            Owner-occupied                           2,100,289      1,998,203          5    1,710,098        23
                                                                    --------------------------------------------------------------
                                                                     4,698,048      4,450,221          6    3,742,994        26
                            Consumer:
                               Mortgages (1-4 family residential)    1,447,365      1,340,009          8      984,415        47
                               Installment                             134,965        132,646          2      135,406        (0)
                               Home equity                           1,845,963      1,799,841          3    1,485,055        24
                               Credit lines                             70,405         69,079          2       59,081        19
                                                                    --------------------------------------------------------------
                                                                     3,498,698      3,341,575          5    2,663,957        31
                                                                    --------------------------------------------------------------
                                  Total loans                        9,975,893      9,454,611          6    7,788,139        28
                            Less allowance for loan losses             139,289        135,620          3      117,329        19
                                                                    --------------------------------------------------------------
                                                                     9,836,604      9,318,991          6    7,670,810        28
                Bank premises and equipment, net                     1,077,488      1,059,519          2      856,634        26
                Other assets                                           365,995        351,346          4      286,081        28
                                                                    --------------------------------------------------------------
                Total assets                                        $31,869,976   $30,501,645          4 % $24,955,251       28 %
                                                                    ==============================================================

Liabilities     Deposits:
                            Demand:
                              Noninterest-bearing                   $6,877,932    $ 6,406,614          7 % $5,092,813        35 %
                              Interest-bearing                      12,402,424     11,604,066          7    9,313,838        33
                            Savings                                  6,811,580      6,490,263          5    4,995,245        36
                            Time                                     3,396,022      3,157,942          8    3,480,782        (2)
                                                                    --------------------------------------------------------------
                              Total deposits                        29,487,958     27,658,885          7   22,882,678        29

                Other borrowed money                                   136,251        661,195        (79)     137,978        (1)
                Other liabilities                                      339,808        315,860          8      282,039        20
                Long-term debt                                         200,000        200,000          0      200,000         0
                                                                    --------------------------------------------------------------
                                                                    30,164,017     28,835,940          5   23,502,695        28

Stockholders'   Common stock                                           162,431        160,636          1      156,241         4
Equity          Capital in excess of par value                         988,848        951,476          4      834,784        18
                Retained earnings                                      603,338        543,978         11      394,794        53
                Accumulated other comprehensive (loss) income          (35,927)        20,953       (271)      78,076      (146)
                                                                    --------------------------------------------------------------
                                                                     1,718,690      1,677,043          2    1,463,895        17

                Less treasury stock, at cost                            12,731         11,338         12       11,339        12
                                                                    --------------------------------------------------------------
                              Total stockholders' equity             1,705,959      1,665,705          2    1,452,556        17
                                                                    --------------------------------------------------------------
                Total liabilities and stockholders' equity          $31,869,976   $30,501,645          4 % $24,955,251       28 %
                                                                    ==============================================================





                                                               Commerce Bancorp, Inc. and Subsidiaries
                                                                      Consolidated Balance Sheets
                                                                             (unaudited)

----------------------------------------------------------------------------------------------------------------------------------
                 (dollars in thousands)       March 31,              December 31, 2004                     March 31, 2004
                                             -------------------------------------------------------------------------------------
                                                2005          Actual       $ Change   % Change     Actual    $ Change    % Change
----------------------------------------------------------------------------------------------------------------------------------

Assets
         Cash and due from banks             $ 1,066,051    $ 1,050,806    $   15,245    1 %   $  971,897    $   94,154      10 %
         Federal funds sold                       10,000              0        10,000    0         56,000       (46,000)    (82)
                                             -------------------------------------------------------------------------------------
                Cash and cash equivalents      1,076,051      1,050,806        25,245    2      1,027,897        48,154       5
         Loans held for sale                      64,087         44,072        20,015   45         34,934        29,153      83
         Trading securities                      206,113        169,103        37,010   22        234,359       (28,246)    (12)
         Securities available for sale         7,950,643      8,044,150       (93,507)  (1)    11,972,943    (4,022,300)    (34)
         Securities held to maturity          11,292,995     10,463,658       829,337    8      2,871,593     8,421,402     293

         Loans                                 9,975,893      9,454,611       521,282    6      7,788,139     2,187,754      28
                Less allowance for loan losses   139,289        135,620         3,669    3        117,329        21,960      19
                                             -------------------------------------------------------------------------------------
                                               9,836,604      9,318,991       517,613    6      7,670,810     2,165,794      28
                      Reserve %                    1.40%          1.43%                             1.51%
         Bank premises and equipment, net      1,077,488      1,059,519        17,969    2        856,634       220,854      26
         Other assets                            365,995        351,346        14,649    4        286,081        79,914      28
                                             -------------------------------------------------------------------------------------
         Total assets                        $31,869,976    $30,501,645    $1,368,331    4 %   $24,955,251   $6,914,725      28 %
                                             =====================================================================================

Liabilities
         Deposits:
                      Demand:
                        Noninterest-bearing  $ 6,877,932    $ 6,406,614      $471,318    7 %   $5,092,813    $1,785,119      35 %
                        Interest-bearing      12,402,424     11,604,066       798,358    7      9,313,838     3,088,586      33
                      Savings                  6,811,580      6,490,263       321,317    5      4,995,245     1,816,335      36
                      Time                     3,396,022      3,157,942       238,080    8      3,480,782       (84,760)     (2)
                                             -------------------------------------------------------------------------------------
                        Total deposits        29,487,958     27,658,885     1,829,073    7     22,882,678     6,605,280      29

                      Core deposits           28,058,156     26,656,530     1,401,626    5     21,706,134     6,352,022      29

         Total other liabilities                 676,059      1,177,055      (500,996) (43)       620,017        56,042       9
                                             -------------------------------------------------------------------------------------
                                              30,164,017     28,835,940     1,328,077    5     23,502,695     6,661,322      28

Stockholders' Equity                           1,705,959      1,665,705        40,254    2      1,452,556       253,403      17
                                             -------------------------------------------------------------------------------------

         Total liabilities and
             stockholders' equity            $31,869,976    $30,501,645    $1,368,331    4 %   $24,955,251   $6,914,725      28 %
                                             =====================================================================================



                                    Commerce Bancorp, Inc. and Subsidiaries
                                          Consolidated Balance Sheets
                                                  (unaudited)


----------------------------------------------------------------------------------------------------------------
                                                                                    March 31,      December 31,
                                                                                   -----------------------------
                  (dollars in thousands)                                               2005            2004
----------------------------------------------------------------------------------------------------------------

Assets            Cash and due from banks                                           $ 1,066,051     $ 1,050,806
                  Federal funds sold                                                     10,000               0
                                                                                   -----------------------------
                                Cash and cash equivalents                             1,076,051       1,050,806
                  Loans held for sale                                                    64,087          44,072
                  Trading securities                                                    206,113         169,103
                  Securities available for sale                                       7,950,643       8,044,150
                  Securities held to maturity                                        11,292,995      10,463,658
                                 (market value 03/05-$11,114,510; 2004-$10,430,451)
                  Loans                                                               9,975,893       9,454,611
                              Less allowance for loan losses                            139,289         135,620
                                                                                   -----------------------------
                                                                                      9,836,604       9,318,991
                  Bank premises and equipment, net                                    1,077,488       1,059,519
                  Other assets                                                          365,995         351,346
                                                                                   -----------------------------
                  Total assets                                                      $31,869,976     $30,501,645
                                                                                   =============================

Liabilities       Deposits:
                              Demand:
                                Noninterest-bearing                                 $ 6,877,932     $ 6,406,614
                                Interest-bearing                                     12,402,424      11,604,066
                              Savings                                                 6,811,580       6,490,263
                              Time                                                    3,396,022       3,157,942
                                                                                   -----------------------------
                                Total deposits                                       29,487,958      27,658,885

                  Other borrowed money                                                  136,251         661,195
                  Other liabilities                                                     339,808         315,860
                  Long-term debt                                                        200,000         200,000
                                                                                   -----------------------------
                                                                                     30,164,017      28,835,940

Stockholders'     Common stock, 162,430,559 shares issued (160,635,618 shares in 2004)  162,431         160,636
Equity            Capital in excess of par value                                        988,848         951,476
                  Retained earnings                                                     603,338         543,978
                  Accumulated other comprehensive (loss) income                         (35,927)         20,953
                                                                                   -----------------------------
                                                                                      1,718,690       1,677,043

                  Less treasury stock, at cost, 838,758 shares (795,610 shares in 2004)  12,731          11,338
                                                                                   -----------------------------
                                Total stockholders' equity                            1,705,959       1,665,705
                                                                                   -----------------------------

                  Total liabilities and stockholders' equity                        $31,869,976     $30,501,645
                                                                                   =============================





                                   Commerce Bancorp, Inc. and Subsidiaries
                                      Consolidated Statements of Income
                                                 (unaudited)


--------------------------------------------------------------------------------------------------------------
                                                                                 Three Months Ended
                                                                                     March 31,
                                                                       ---------------------------------------
              (dollars in thousands, except per share amounts)            2005         2004       % Change
--------------------------------------------------------------------------------------------------------------

Interest      Interest and fees on loans                                 $145,218     $108,213          34 %
income        Interest on investments                                     224,946      163,499          38
              Other interest                                                  316          340          (7)
                                                                       ---------------------------------------
                   Total interest income                                  370,480      272,052          36
                                                                       ---------------------------------------

Interest      Interest on deposits:
expense          Demand                                                    46,671       15,943         193
                 Savings                                                   19,080        7,786         145
                 Time                                                      18,398       14,643          26
                                                                       ---------------------------------------
                   Total interest on deposits                              84,149       38,372         119
              Interest on other borrowed money                              4,410          448         884
              Interest on long-term debt                                    3,020        3,020           0
                                                                       ---------------------------------------
                   Total interest expense                                  91,579       41,840         119
                                                                       ---------------------------------------

              Net interest income                                         278,901      230,212          21
              Provision for loan losses                                     6,250        9,500         (34)
                                                                       ---------------------------------------
              Net interest income after provision for loan losses         272,651      220,712          24

Noninterest   Deposit charges and service fees                             59,964       45,481          32
income        Other operating income                                       42,617       40,327           6
              Net investment securities gains                               1,108          424         161
                                                                       ---------------------------------------
                   Total noninterest income                               103,689       86,232          20
                                                                       ---------------------------------------

                   Total Revenues                                         382,590      316,444          21

Noninterest   Salaries and benefits                                       119,301       97,340          23
expense       Occupancy                                                    37,993       28,110          35
              Furniture and equipment                                      28,926       24,179          20
              Office                                                       12,677       10,920          16
              Marketing                                                     5,801        8,696         (33)
              Other                                                        53,708       43,005          25
                                                                       ---------------------------------------
                   Total noninterest expenses                             258,406      212,250          22
                                                                       ---------------------------------------

              Income before income taxes                                  117,934       94,694          25
              Provision for federal and state income taxes                 40,797       32,719          25
                                                                       ---------------------------------------
              Net income                                                 $ 77,137     $ 61,975          24 %
                                                                       =======================================

              Net income per common and common equivalent share:
                 Basic                                                   $   0.48     $   0.40          20 %
                                                                       ---------------------------------------
                 Diluted                                                 $   0.45     $   0.37          22
                                                                       ---------------------------------------
              Average common and common equivalent shares outstanding:
                 Basic                                                    160,798      154,328           4
                                                                       ---------------------------------------
                 Diluted                                                  176,323      171,065           3
                                                                       ---------------------------------------
              Cash dividends, common stock                               $   0.11     $   0.09          22 %
                                                                       =======================================



                                       Commerce Bancorp, Inc. and Subsidiaries
                                          Consolidated Statements of Income
                                                     (unaudited)




------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Three Months Ended
                                                             -----------------------------------------------------------------------
                                                              March 31,    December 31,                     March 31,
                                                             -----------------------------------------------------------------------
              (dollars in thousands, except per share amounts)  2005          2004        % Change           2004       % Change
------------------------------------------------------------------------------------------------------------------------------------

Interest      Interest and fees on loans                        $145,218     $136,328         7 %            $108,213         34 %
income        Interest on investments                            224,946      216,806         4               163,499         38
              Other interest                                         316          261        21                   340         (7)
                                                             ----------------------------------------    ---------------------------
                   Total interest income                         370,480      353,395         5               272,052         36
                                                             ----------------------------------------    ---------------------------

Interest      Interest on deposits:
expense          Demand                                           46,671       36,042        29                15,943        193
                 Savings                                          19,080       16,270        17                 7,786        145
                 Time                                             18,398       16,691        10                14,643         26
                                                             ----------------------------------------    ---------------------------
                   Total interest on deposits                     84,149       69,003        22                38,372        119
              Interest on other borrowed money                     4,410        2,930        51                   448        884
              Interest on long-term debt                           3,020        3,020         0                 3,020          0
                                                             ----------------------------------------    ---------------------------
                   Total interest expense                         91,579       74,953        22                41,840        119
                                                             ----------------------------------------    ---------------------------

              Net interest income                                278,901      278,442         0               230,212         21
              Provision for loan losses                            6,250        8,240       (24)                9,500        (34)
                                                             ----------------------------------------    ---------------------------
              Net interest income after provision for
                loan losses                                      272,651      270,202         1               220,712         24

Noninterest   Deposit charges and service fees                    59,964       62,847        (5)               45,481         32
income        Other operating income                              42,617       32,967        29                40,327          6
              Net investment securities gains                      1,108          637        74                   424        161
                                                             ----------------------------------------    ---------------------------
                   Total noninterest income                      103,689       96,451         8                86,232         20
                                                             ----------------------------------------    ---------------------------

                   Total Revenues                                382,590      374,893         2               316,444         21

Noninterest   Salaries and benefits                              119,301      115,227         4                97,340         23
expense       Occupancy                                           37,993       33,462        14                28,110         35
              Furniture and equipment                             28,926       30,075        (4)               24,179         20
              Office                                              12,677       13,103        (3)               10,920         16
              Marketing                                            5,801        9,268       (37)                8,696        (33)
              Other                                               53,708       51,976         3                43,005         25
                                                             ----------------------------------------    ---------------------------
                   Total noninterest expenses                    258,406      253,111         2               212,250         22
                                                             ----------------------------------------    ---------------------------

              Income before income taxes                         117,934      113,542         4                94,694         25
              Provision for federal and state income taxes        40,797       38,424         6                32,719         25
                                                             ----------------------------------------    ---------------------------
              Net income                                         $77,137      $75,118         3 %             $61,975         24 %
                                                             ========================================    ===========================

              Net income per common and common equivalent share:
                 Basic                                             $0.48        $0.47         2 %               $0.40         20 %
                                                             ----------------------------------------    ---------------------------
                 Diluted                                           $0.45        $0.44         2                 $0.37         22
                                                             ----------------------------------------    ---------------------------
              Average common and common equivalent shares outstanding:
                 Basic                                           160,798      158,930         1               154,328          4
                                                             ----------------------------------------    ---------------------------
                 Diluted                                         176,323      174,889         1               171,065          3
                                                             ----------------------------------------    ---------------------------
              Cash dividends, common stock                         $0.11        $0.11         0 %               $0.09         22 %
                                                             ========================================    ===========================

              Return on average assets                              0.99 %       1.01 %                          1.06 %
              Return on average equity                             17.98        18.48                           17.91





                                                Commerce Bancorp, Inc.
                                        Selected Consolidated Financial Data
                                                      (unaudited)


                                                                            Three Months Ended
                                                                                 March 31,
                                                                   --------------------------------------
                                                                                                    %
                                                                       2005           2004         Change
                                                                   -------------  -------------   ---------
                                                                     (dollars and shares in thousands)

Income Statement Data:
 Net interest income                                                 $   278,901    $   230,212       21 %
 Provision for loan losses                                                 6,250          9,500      (34)
 Noninterest income                                                      103,689         86,232       20
 Total revenues                                                          382,590        316,444       21
 Noninterest expense                                                     258,406        212,250       22
 Net income                                                               77,137         61,975       24


Per Share Data:
 Net income - Basic                                                        $0.48          $0.40       20 %
 Net income - Diluted                                                       0.45           0.37       22

 Book value - Basic                                                       $10.56          $9.34       13 %
 Book value - Diluted if converted                                         10.76           9.60       12

 Revenue per share - Diluted                                               $8.68          $7.40       17 %

 Weighted Average Shares Outstanding:
   Basic                                                                 160,798        154,328
   Diluted                                                               176,323        171,065


Balance Sheet Data:
 Total assets                                                        $31,869,976    $24,955,251       28 %
 Loans (net)                                                           9,836,604      7,670,810       28
 Allowance for loan losses                                               139,289        117,329       19
 Securities available for sale                                         7,950,643     11,972,943      (34)
 Securities held to maturity                                          11,292,995      2,871,593      293
 Total deposits                                                       29,487,958     22,882,678       29
 Core deposits                                                        28,058,156     21,706,134       29
 Convertible Trust Capital Securities - Commerce Capital Trust II        200,000        200,000        -
 Stockholders' equity                                                  1,705,959      1,452,556       17


Capital:
 Stockholders' equity to total assets                                       5.35 %         5.82 %

 Risk-based capital ratios:
   Tier I                                                                  12.46          12.70
   Total capital                                                           13.39          13.65

 Leverage ratio                                                             6.22           6.68


Performance Ratios:
 Cost of funds                                                              1.31 %         0.78 %
 Net interest margin                                                        4.04           4.39
 Return on average assets                                                   0.99           1.06
 Return on average total stockholders' equity                              17.98          17.91




The following summary presents information regarding non-performing loans and assets as of March 31, 2005 and the preceding four quarters (dollar amounts in thousands).

                                             March 31,     December 31,    September 30,     June 30,        March 31,
                                               2005            2004            2004            2004            2004
                                           --------------  --------------  --------------  --------------  --------------
Non-accrual loans:
   Commercial                                    $18,376         $17,874         $22,647         $17,382         $19,701
   Consumer                                        8,723          10,138           9,784          11,675           9,984
   Commercial real estate:
     Construction                                    178               -               -               -               -
     Mortgage                                      1,290           1,317           1,251             675             810
                                           --------------  --------------  --------------  --------------  --------------
        Total non-accrual loans                   28,567          29,329          33,682          29,732          30,495
                                           --------------  --------------  --------------  --------------  --------------

Restructured loans:
   Commercial                                      3,422           3,518           3,614               1               1
   Consumer                                            -               -               -               -               -
   Commercial real estate:
     Construction                                      -               -               -               -               -
     Mortgage                                          -               -               -               -               -
                                           --------------  --------------  --------------  --------------  --------------
        Total restructured loans                   3,422           3,518           3,614               1               1
                                           --------------  --------------  --------------  --------------  --------------

   Total non-performing loans                     31,989          32,847          37,296          29,733          30,496
                                           --------------  --------------  --------------  --------------  --------------

Other real estate                                    777             626             972             653           1,890
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets                       32,766          33,473          38,268          30,386          32,386
                                           --------------  --------------  --------------  --------------  --------------

Loans past due 90 days or more
   and still accruing                                233             602             614             318             696
                                           --------------  --------------  --------------  --------------  --------------

Total non-performing assets and
   loans past due 90 days or more                $32,999         $34,075         $38,882         $30,704         $33,082
                                           ==============  ==============  ==============  ==============  ==============

Total non-performing loans as a
   percentage of total period-end
   loans                                           0.32%           0.35%           0.42%           0.36%           0.39%

Total non-performing assets as a
   percentage of total period-end assets           0.10%           0.11%           0.13%           0.11%           0.13%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of total period-end assets           0.10%           0.11%           0.14%           0.11%           0.13%

Allowance for loan losses as a
   percentage of total non-performing
   loans                                            435%            413%            353%            419%            385%

Allowance for loan losses as a percentage
   of total period-end loans                       1.40%           1.43%           1.48%           1.50%           1.51%

Total non-performing assets and loans
   past due 90 days or more as a
   percentage of stockholders' equity and
   allowance for loan losses                          2%              2%              2%              2%              2%




The following table presents, for the periods indicated, an analysis of the allowance for loan losses and other related data:  (dollar amounts in thousands)


                                                      Three Months Ended                 Year
                                                 -----------------------------           Ended
                                                  03/31/05          03/31/04           12/31/04
                                               ------------      -----------       --------------



Balance at beginning of period                    $135,620         $112,057             $112,057
Provisions charged to operating expenses             6,250            9,500               39,238
                                               ------------      -----------       --------------
                                                   141,870          121,557              151,295

Recoveries on loans charged-off:
   Commercial                                          651              156                1,000
   Consumer                                            833              270                1,123
   Commercial real estate                               50               47                   52
                                               ------------      -----------       --------------
Total recoveries                                     1,534              473                2,175

Loans charged-off:
   Commercial                                       (2,602)          (2,323)              (9,416)
   Consumer                                         (1,487)            (760)              (6,733)
   Commercial real estate                              (26)          (1,618)              (1,701)
                                               ------------      -----------       --------------
Total charge-offs                                   (4,115)          (4,701)             (17,850)
                                               ------------      -----------       --------------
Net charge-offs                                     (2,581)          (4,228)             (15,675)
                                               ------------      -----------       --------------

Balance at end of period                          $139,289         $117,329             $135,620
                                               ============      ===========       ==============



Net charge-offs as a percentage of
average loans outstanding                             0.11  %          0.22  %              0.19  %


Net Reserve Additions                             $  3,669         $  5,272             $ 23,563





                                                Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
                                                                                    (unaudited)


                                    ------------------------------------------------------------------------------------------------

                                               March 2005                       December 2004                      March 2004
                                    ------------------------------    ----------------------------   ------------------------------
                                     Average                 Average   Average              Average   Average                Average
                                     Balance    Interest     Rate      Balance    Interest   Rate     Balance      Interest  Rate
                                    ------------------------------    ----------------------------   ------------------------------
(dollars in thousands)
Earning Assets
------------------------------------
Investment securities
  Taxable                          $18,192,721   $221,886    4.95 %  $17,294,817 $211,263    4.86 % $13,295,903   $159,648    4.83 %
  Tax-exempt                           405,771      3,313    3.31        457,654    5,628    4.89       256,628      3,860    6.05
  Trading                              111,732      1,395    5.06        180,711    2,898    6.38       161,701      2,065    5.14
                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
Total investment securities         18,710,224    226,594    4.91     17,933,182  219,789    4.88    13,714,232    165,573    4.86
Federal funds sold                      50,311        316    2.55         54,620      261    1.90       144,297        340    0.95
Loans
  Commercial mortgages               3,527,626     55,095    6.33      3,357,348   52,747    6.25     2,793,159     42,782    6.16
  Commercial                         2,327,438     35,581    6.20      2,186,627   31,852    5.80     1,878,353     24,535    5.25
  Consumer                           3,423,574     49,974    5.92      3,233,755   47,550    5.85     2,603,037     36,936    5.71
  Tax-exempt                           391,510      7,028    7.28        350,414    6,429    7.30       337,313      6,092    7.26
                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
Total loans                          9,670,148    147,678    6.19      9,128,144  138,578    6.04     7,611,862    110,345    5.83

                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
Total earning assets               $28,430,683   $374,588    5.35 %  $27,115,946 $358,628    5.26 % $21,470,391   $276,258    5.17 %
                                    ===========                       ===========                    ===========

Sources of Funds
------------------------------------
Interest-bearing liabilities
  Savings                           $6,558,587    $19,080    1.18 %   $6,289,379  $16,270    1.03 %  $4,492,847     $7,786    0.70 %
  Interest bearing demand           11,924,947     46,671    1.59     11,348,516   36,042    1.26     8,986,070     15,943    0.71
  Time deposits                      2,566,074     13,740    2.17      2,472,670   12,436    2.00     2,430,589     11,323    1.87
  Public funds                         781,282      4,658    2.42        888,209    4,255    1.91       968,513      3,320    1.38
                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
     Total deposits                 21,830,890     84,149    1.56     20,998,774   69,003    1.31    16,878,019     38,372    0.91

  Other borrowed money                 703,223      4,410    2.54        545,073    2,930    2.14       174,746        448    1.03
  Long-term debt                       200,000      3,020    6.12        200,000    3,020    6.01       200,000      3,020    6.07
                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
Total deposits and interest-bearing
    liabilities                     22,734,113     91,579    1.63     21,743,847   74,953    1.37    17,252,765     41,840    0.98

Noninterest-bearing funds (net)      5,696,570                         5,372,099                      4,217,626
                                    ----------- ----------   -----    ----------- --------   -----   -----------   --------  ------
                                                             -----                           -----
Total sources to fund earning assets$28,430,683    91,579    1.31     $27,115,946  74,953    1.10    $21,470,391    41,840    0.78
                                    =========== ----------   -----    =========== --------   -----   ===========   --------  ------

Net interest income and
     margin tax-equivalent basis                 $283,009    4.04 %               $283,675   4.16 %                $234,418   4.39 %
                                                ==========   =====                ========   =====                 ========  ======

Other Balances
------------------------------------
Cash and due from banks             $1,180,375                        $1,223,722                     $1,007,182
Other assets                         1,625,412                         1,522,258                      1,129,880
Total assets                        31,096,724                        29,725,307                     23,491,544
Total deposits                      28,220,513                        27,105,818                     21,478,730
Demand deposits (noninterest-bearing)6,389,623                         6,107,044                      4,600,711
Other liabilities                      256,677                           248,762                        253,890
Stockholders' equity                 1,716,311                         1,625,654                      1,384,178
Allowance for loan losses              139,746                           136,619                        115,909



Notes

- Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-    Non-accrual loans have been included in the average loan balance.
-    Consumer loans include mortgage loans held for sale.

                        Commerce Bancorp, Inc. and Subsidiaries
                          Computation of Net Income Per Share
                   (dollars in thousands, except per share amounts)




                                                   Three Months Ended
                                                        March 31,
                                                   --------------------

                                                     2005       2004
                                                   --------   --------
Basic:
Net income applicable to common stock              $ 77,137   $ 61,975
                                                   ========   ========

Average common shares outstanding                   160,798    154,328
                                                   ========   ========

Net income per common share                        $   0.48   $   0.40
                                                   ========   ========





Diluted:
Net income applicable to common stock              $ 77,137   $ 61,975
     on a diluted basis
Interest expense on trust preferred securities        1,963      1,963
                                                   --------   --------
                                                   $ 79,100   $ 63,938
                                                   ========   ========

Average common shares outstanding                   160,798    154,328
Additional shares considered in diluted
     computation assuming:
        Exercise of stock options                     7,943      9,155
        Conversion of trust preferred securities      7,582      7,582

                                                   --------   --------
Average common and common equivalent
     shares outstanding                             176,323    171,065
                                                   ========   ========

Net income per common and common
     equivalent share                              $   0.45   $   0.37
                                                   ========   ========



Restated for the March 2005 stock split